                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 2, 1999
                                                --------------------------------

                   Wells Real Estate Investment Trust, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Maryland
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


        0-25739                                            58-2328421
-------------------------                     ----------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


               3885 Holcomb Bridge Road, Norcross, Georgia 30092
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (770) 449-7800
                                                   -----------------------------


________________________________________________________________________________
         (Former name or former address, if changed since last report)

Item 2.   Acquisition of Assets

Purchase of the Sprint Building.  On July 2, 1999, The Wells Fund XI-XII-REIT
-------------------------------
Joint Venture (the "Joint Venture") acquired a three story office building with approximately 68,900 rentable square feet located in Leawood, Johnson County, Kansas (the "Sprint Building") from Bridge Information Systems America, Inc. ("the Seller"), pursuant to that certain Agreement for the Purchase and Sale of Property (the "Contract") between the Seller and Wells Capital, Inc., an affiliate of Wells Real Estate Investment Trust, Inc. (the "Registrant"), a Maryland corporation. The Seller is not in any way affiliated with the Registrant or its Advisor.

     The Joint Venture is a joint venture partnership among Wells Operating Partnership, L.P. ("Wells OP"), a Delaware limited partnership formed to acquire, own, lease, operate and manage real properties on behalf of the Registrant, Wells Real Estate Fund XI, L.P. ("Wells Fund XI"), an affiliated Georgia limited partnership, and Wells Real Estate Fund XII, L.P. ("Wells Fund XII"), an affiliated Georgia limited partnership. The Joint Venture was originally formed on May 1, 1999 as a joint venture between the Registrant and Wells Fund XI pursuant to a Joint Venture Partnership Agreement, which was amended and restated on June 21, 1999 to admit Wells Fund XII as a joint venture partner. The Joint Venture was formed for the purpose of the acquisition, ownership, development, leasing, operation, sale and management of real properties. The investment objectives of Wells Fund XI and Wells Fund XII are substantially identical to those of the Registrant.

     The rights under the Contract were assigned by Wells Capital, Inc, the original purchaser under the Contract, to the Joint Venture at closing. The purchase price for the Sprint Building was $9,500,000. The Joint Venture also incurred additional acquisition expenses in connection with the purchase of the Sprint Building, including attorneys' fees, recording fees and other closing costs, of approximately $46,210.

     Wells OP contributed $5,546,210, Wells Fund XI contributed $3,000,000 and Wells Fund XII contributed $1,000,000 to the Joint Venture for their respective share of the acquisition costs for the Sprint Building. All income, loss, profit, net cash flow, resale gain and sale proceeds of the Joint Venture are allocated and distributed between Wells OP, Wells Fund XI and Wells Fund XII based upon their respective capital contributions to the Joint Venture.

     Wells OP has made total capital contributions to the Joint Venture of $9,138,038 and currently has an equity percentage interest in the Joint Venture of 62.30%; Wells Fund XI Wells OP has made total capital contributions to the Joint Venture of $4,530,000 and currently has an equity percentage interest in the Joint Venture of 30.88%; and Wells Fund XII has made total capital contributions to the Joint Venture of $1,000,000 and currently has an equity percentage interest in the Joint Venture of 6.82%.

Description of the Building and the Site.  As set forth above, the Sprint
----------------------------------------
Building is a three story office building containing approximately 68,900 rentable square feet. The Sprint Building, which was completed in 1992, is a steel frame structure with a pre-cast concrete panel exterior.

     An independent appraisal of the Sprint Building was prepared by CB Richard Ellis, Inc., real estate appraisers, as of June 14, 1999, pursuant to which the market value of the land and the leased fee interest subject to the Lease (described below) was estimated to be $10,100,000, in cash or terms equivalent to cash. This value estimate was based upon a number of assumptions, including that the Sprint Building will continue operating at a stabilized level with Sprint Communications Company L.P. ("Sprint") occupying 100% of the rentable area, and is not necessarily an accurate reflection of the fair market value of the property. The Joint Venture also obtained an environmental report prior to closing evidencing that the environmental condition of the land and the Sprint Building were satisfactory.

     The Sprint Building is adjacent to the Leawood Country Club and near the affluent Overland Park suburb of Kansas City. The location is within walking distance to Ward Parkway Mall and offers convenient access to downtown Kansas City and I-435, the interstate loop around Kansas City. Hewlett Packard and John Deere are a few of the corporations located within the immediate vicinity of the Sprint Building.

     The site is a 7.12 acre tract of heavily wooded land located in Leawood, Johnson County, Kansas. There are approximately 2.35 acres of excess land area which has the potential for the development of an additional 45,000 square feet of office space.

The Lease.  The entire 68,900  rentable square feet of the Sprint Building is
---------
currently under a net Lease Agreement with Sprint dated February 14, 1997 (the "Lease"). The landlord's interest in the Lease was assigned to the Joint Venture at the closing.

     The initial term of the Lease is ten years which commenced on May 19, 1997 and expires on May 18, 2007. Sprint has the right to extend the Lease for two additional five year periods of time. Each extension option must be exercised by giving notice to the landlord at least 270 days, but no earlier than 365 days, prior to the expiration date of the then current lease term.

     The monthly base rent payable under the Lease will be $83,254.17 ($14.50 per square foot) through May 18, 2002 and $91,866.67 ($16.00 per square foot) for the remainder of the Lease term. The monthly base rent payable for each extended term of the Lease will be equal to 95% of the then "current market rate" which is calculated as a full-service rental rate less anticipated annual operating expenses on a rentable square foot basis charged for space of comparable location, size and conditions in comparable office buildings in the suburban south Kansas City, Missouri and south Johnson County, Kansas areas. If the parties are unable to agree upon the "current market rate" within 30 days of the date negotiations begin, the current market rate shall be determined by three licensed real estate brokers, one of which will be selected by Sprint, one of which will be selected by the Joint Venture and the final appraiser will be selected by the two appraisers previously selected.

     Under the Lease, Sprint is required to pay as additional rent all real estate taxes, special assessments, utilities, taxes, insurance and other operating costs with respect to the Sprint

Building during the term of the Lease. In addition, Sprint is responsible for all routine maintenance and repairs including the interior mechanical and electrical systems, the HVAC system, the parking lot and the landscaping to the Sprint Building. The Joint Venture, as landlord, is responsible for repair and replacement of the exterior, roof, foundation and structure.

     The Lease contains a termination option which may be exercised by Sprint effective as of May 18, 2004 provided that Sprint has not exercised either expansion option, as described below. Sprint must provide notice to the Joint Venture of its intent to exercise its termination option on or before August 21, 2003. If Sprint exercises its termination option, it will be required to pay the Joint Venture a termination payment equal to $6.53 per square foot, or $450,199.

     Sprint also has an expansion option for an additional 20,000 square feet of office space which may be exercised in two expansion phases. Sprint's expansion rights involve building on unfinished ground level space that is currently used as covered parking within the existing building footprint and shell. At each exercise of an expansion option, the remaining Lease term will be extended to be a minimum of an additional five years from the date of the completion of such expansion space.

     Sprint must give written notice to the Joint Venture of its election to exercise each expansion option at least 270 days prior to the date Sprint will require delivery of the expansion space.

     If Sprint exercises either expansion option, the Joint Venture will be required to construct the expansion improvements in accordance with the specific drawings and plans attached as an exhibit to the Lease. The Joint Venture will be required to fund the expansion improvements and to fund to Sprint a tenant finish allowance of $10 per square foot for the expansion space.

     The base rental per square foot for the expansion space shall be determined by the Joint Venture taking into consideration the value of the Joint Venture's work related to such expansion space and the base rental rate increase per square foot applicable at the end of year five of the Lease term. The expansion space base rental rate shall be presented to Sprint no later than 45 days after delivery to the Joint Venture of each expansion notice. In no event shall such rental rate be greater than the base rental rate for the Sprint Building as of the date of the expansion space commencement date.

Property Management Fees.  Wells Management Company, Inc. ("Wells Management"),
------------------------
an affiliate of the Registrant, has been retained to manage and lease the Sprint Building. The Joint Venture shall pay management and leasing fees to Wells Management in the amount of 4.5% of gross revenues from the Sprint Building.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements. The following financial statements relating to
          --------------------
the real property acquired by the Joint Venture are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

                                                                        Page
                                                                        ----
     Report of Independent Public Accountants                            F-1

     Statement of Revenues Over Certain Operating
     Expenses for the year ended December 31, 1998 (Audited)
     and for the three month period ended March 31, 1999 (Unaudited)     F-2

     Notes to Statement of Revenues Over Certain
     Operating Expenses for the year ended December 31, 1998 (Audited)
     and for the three month period ended March 31, 1999 (Unaudited)     F-3

     (b)  Pro Forma Financial Information. The following unaudited pro forma
          -------------------------------
financial statements of the Registrant relating to the real property acquired are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

                                                            Page
                                                            ----
     Summary of Unaudited Pro Forma Financial Statements     F-5

     Pro Forma Balance Sheet as of March 31, 1999            F-6

     Pro Forma Statement of Income for the year ended
     December 31, 1998                                       F-7

     Pro Forma Statement of Income for the three months
     ended March 31, 1999                                    F-8

     After reasonable inquiry, the Registrant is not aware of any material factors relating to the real property described in this Current Report that would cause the financial information reported herein not to be necessarily indicative of future operating results.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WELLS REAL ESTATE INVESTMENT
                                             TRUST, INC. (Registrant)


                                             By: /s/ Leo F. Wells, III
                                                 ---------------------------
                                                 Leo F. Wells, III
                                                 President

Date:  July 12, 1999

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Wells Real Estate Fund XI, L.P.,
Wells Real Estate Fund XII, L.P., and
Wells Real Estate Investment Trust, Inc.:

We have audited the accompanying statement of revenues over certain operating expenses for the SPRINT BUILDING for the year ended December 31, 1998. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Sprint Building after acquisition by The Wells Fund XI - Fund XII - REIT Joint Venture (a joint venture between the Wells Operating Partnership, L.P. [on behalf of Wells Real Estate Investment Trust, Inc.], Wells Real Estate Fund XI, L.P., and Wells Real Estate Fund XII, L.P.). The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Sprint Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the Sprint Building for the year ended December 31, 1998, in conformity with generally accepted accounting principles.



Atlanta, Georgia
July 12, 1999

                                SPRINT BUILDING


            STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

                   FOR THE YEAR ENDED DECEMBER 31, 1998 AND

                   FOR THE THREE MONTHS ENDED MARCH 31, 1999


                                                                              1998              1999
                                                                            ----------     -----------
                                                                                           (Unaudited)
RENTAL REVENUES                                                             $1,050,725     $   262,681

OPERATING EXPENSES, net of reimbursements                                       19,410           2,250
                                                                            ----------     -----------
REVENUES OVER CERTAIN OPERATING EXPENSES                                    $1,031,315     $   260,431
                                                                            ----------     -----------



       The accompanying notes are an integral part of these statements.

                                SPRINT BUILDING


                        NOTES TO STATEMENTS OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                   FOR THE YEAR ENDED DECEMBER 31, 1998 AND

                   FOR THE THREE MONTHS ENDED MARCH 31, 1999

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Description of Real Estate Property Acquired

   On July 2, 1999, the Wells Fund XI-XII-REIT Joint Venture (the "Joint Venture") acquired a three-story office building with approximately 68,900 rentable square feet located in Leawood, Johnson County, Kansas (the "Sprint Building"). The Joint Venture is a joint venture partnership between Wells Real Estate Fund XI, L.P. ("Wells Fund XI"), Wells Real Estate Fund XII, L.P. ("Wells Fund XII"), and Wells Operating Partnership, L.P. ("Wells OP"), a Delaware limited partnership formed to acquire, own, lease, operate and manage real properties on behalf of Wells Real Estate Investment Trust, Inc. (the "Wells REIT"). Wells Fund XI contributed $3,000,000, Wells Fund XII contributed $1,000,000 and Wells OP contributed $5,546,210 to the Joint Venture for their respective share of the purchase of the Sprint Building.

   The entire 68,900 rentable square feet of the Sprint Building is currently under a net lease agreement dated February 14, 1997 (the "Lease") with Sprint. The Lease was assigned to the Joint Venture at the closing. The initial term of the Lease is ten years which commenced on May 19, 1997 and expires on May 18, 2007. Sprint has the right to extend the Lease for 2 additional five-year periods. Each extension option must be exercised by giving notice to the landlord at least 270 days, but no earlier than 365 days, prior to the expiration date of the then current lease term. The monthly base rent payable under the Lease will be $83,254.17 through May 18, 2002 and $91,866.67 for the remainder of the Lease term. The monthly base rent payable for each extended term of the Lease will be equal to 95% of the then current market rate which is calculated as a full-service rental rate less anticipated annual operating expenses on a rentable square foot basis charged for space of comparable location, size, and conditions in comparable office buildings in the suburban south Kansas City, Missouri and south Johnson County, Kansas areas.

   Under the Lease, Sprint is required to pay as additional rent all real estate taxes, special assessments, utilities, taxes, insurance, and other operating costs with respect to the Sprint Building during the term of the Lease. In addition, Sprint is responsible for all routine maintenance and repairs including interior mechanical and electrical, HVAC, parking lot, and landscaping to the Sprint Building. The

     Joint Venture, as landlord, is responsible for repair and replacement of the exterior, roof, foundation, and structure.

     The Lease contains a termination option which may be exercised by Sprint effective as of May 18, 2004 provided Sprint has not exercised its expansion option, as described below. The early termination requires nine months' notice and a termination payment to the Joint Venture equal to $6.53 per square foot, or $450,199. Sprint also has an expansion option for an additional 20,000 square feet of office space which may be exercised in two phases, which involves building on unfinished ground level space that is currently used as covered parking within the existing building footprint and shell. At each exercise of an expansion option, the remaining lease term will be extended to be a minimum of an additional five years from the date of the completion of such expansion.

     Rental Revenues

     Rental income from the lease is recognized on a straight-line basis over the life of the lease.

 2.  BASIS OF ACCOUNTING

     The accompanying statements of revenues over certain operating expenses are presented on the accrual basis. These statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses, such as depreciation and management fees, not comparable to the operations of the Sprint Building after acquisition by the Joint Venture.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.

                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma balance sheet as of March 31, 1999 and the pro forma statements of income for the year ended December 31, 1998 and the three-month period ended March 31, 1999 have been prepared to give effect to the acquisition of the Sprint Building by The Wells Fund XI - Fund XII - REIT Joint Venture (a joint venture between the Wells Operating Partnership, Wells Real Estate Fund XI, L.P., and Wells Real Estate Fund XII, L.P.) as if the acquisition occurred as of March 31, 1999 with respect to the balance sheet and on January 1, 1998 with respect to the statements of income. Wells Operating Partnership, L.P. is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc. Wells Real Estate Investment Trust, Inc. is the general partner of the Wells Operating Partnership, L.P.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated at the beginning of the period presented.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.


                                 BALANCE SHEET

                                MARCH 31, 1999

                                  (Unaudited)


                                    ASSETS

                                                                                         Wells Real
                                                                                           Estate                           Pro
                                                                                         Investment      Pro Forma         Forma
                                                                                         Trust, Inc.    Adjustments        Total
                                                                                         -----------   ------------     -----------
REAL ESTATE, at cost:
     Land                                                                                $ 6,787,902   $          0     $ 6,787,902
     Building and improvements, less accumulated depreciation
       of $286,242 in 1999
                                                                                          33,058,522              0      33,058,522
                                                                                         -----------   ------------     -----------
          Total real estate                                                               39,846,424              0      39,846,424

INVESTMENTS IN JOINT VENTURES                                                             11,494,134      5,777,321      17,271,455

DUE TO AFFILIATES                                                                            267,279              0         267,279

CASH AND CASH EQUIVALENTS                                                                  7,864,546     (5,546,210)(a)   2,318,336

DEFERRED PROJECT COSTS                                                                       375,126       (231,111)(c)     144,015

DEFERRED OFFERING COSTS                                                                      294,037              0         294,037

PREPAID EXPENSES AND OTHER ASSETS                                                            746,736              0         746,736
                                                                                         -----------   ------------     -----------
          Total assets                                                                   $60,888,282   $          0     $60,888,282
                                                                                         ===========   ============     ===========
                              LIABILITIES AND SHAREHOLDERS' EQUITY

ACCOUNTS PAYABLE                                                                         $   578,328   $          0     $   578,328

NOTES PAYABLE                                                                              9,650,000              0       9,650,000

DUE TO AFFILIATES                                                                            348,342              0         348,342

DIVIDENDS PAYABLE                                                                            628,182              0         628,182

MINORITY INTEREST OF UNIT HOLD IN OPERATING PARTNERSHIP
                                                                                             200,000              0         200,000
                                                                                         -----------   ------------     -----------
          Total liabilities                                                               11,404,852              0      11,404,852
                                                                                         ===========   ============     ===========
COMMON SHARES, $.01 par value; 16,500,000 shares authorized,
 5,702,329 shares issued and outstanding at March 31, 1999                                    57,023              0          57,023

ADDITIONAL PAID-IN CAPITAL                                                                48,698,935              0      48,698,935

RETAINED EARNINGS                                                                            727,472              0         727,472
                                                                                         ===========   ============     ===========
          Total shareholders' equity                                                      49,483,430              0      49,483,430
                                                                                         ===========   ============     ===========
          Total liabilities and shareholders' equity                                     $60,888,282   $          0     $60,888,282
                                                                                         ===========   ============     ===========



                  (a) Reflects Wells Real Estate Investment Trust's portion of the purchase price related to the Sprint Building.

                  (b) Reflects Wells Real Estate Investment Trust's contribution to the Wells XI-XII-REIT Joint Venture.

                  (c) Reflects deferred project costs contributed to the Wells
                      XI-XII-REIT Joint Venture.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.


                              STATEMENT OF INCOME

                     FOR THE YEAR ENDING DECEMBER 31, 1998

                                  (Unaudited)

                                                               Wells Real
                                                                 Estate
                                                               Investment            Pro Forma      Pro Forma
                                                              Trust, Inc.           Adjustment        Total
                                                              -----------         -------------     ----------
REVENUES:
     Rental income                                            $   20,994          $        0        $   20,994
     Equity in income of joint ventures                          263,315             417,708(a)        681,023
     Interest income                                             110,869                   0           110,869
                                                              -----------         -------------     ----------
                                                                 395,178             417,708           812,886
EXPENSES:                                                     -----------         -------------     ----------
     Operating costs, net of reimbursements                       11,033                   0            11,033
     General and administrative                                   29,943                   0            29,943
     Legal and accounting                                         19,552                   0            19,552
     Computer costs                                                  616                   0               616
                                                              -----------         -------------     ----------
                                                                  61,144                   0            61,144
                                                              -----------         -------------     ----------
NET INCOME                                                    $  334,034          $  417,708        $  751,742
                                                              ===========         =============     ==========
EARNINGS PER SHARE (BASIC AND DILUTED)
                                                              $     0.40          $     0.50        $     0.90
                                                              ===========         =============     ==========

          (a) Reflects Wells Real Estate Investment Trust's equity in loss of the Wells XI-XII-REIT Joint Venture.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.


                              STATEMENT OF INCOME

                     FOR THE PERIOD ENDING MARCH 31, 1999

                                  (Unaudited)

                                                               Wells Real
                                                                 Estate
                                                               Investment          Pro Forma        Pro Forma
                                                              Trust, Inc.         Adjustment          Total
                                                              ------------       -----------       ----------
REVENUES:
     Rental income                                             $  726,183        $         0       $  726,183
     Equity in income of joint ventures                           192,723            100,915(a)       293,638
     Interest income                                               69,094                  0           69,094
                                                              ------------       -----------       ----------
                                                                  988,000            100,915        1,088,915
EXPENSES:                                                     ------------       -----------       ----------
     Operating costs, net of reimbursements                       204,115                  0          204,115
     Management and leasing fees                                   44,692                  0           44,692
     Depreciation                                                 286,242                  0          286,242
     Administrative costs                                          29,710                  0           29,710
     Legal and accounting                                          27,100                  0           27,100
     Computer costs                                                 2,703                  0            2,703
                                                              ------------       -----------       ----------
                                                                  594,562                  0          594,562
                                                              ------------       -----------       ----------
NET INCOME                                                     $  393,438        $   100,915       $  494,353
                                                              ============       ===========       ==========
EARNINGS PER SHARE (BASIC AND DILUTED)
                                                               $     0.10        $      0.03       $     0.13
                                                              ============       ===========       ==========

          (a) Reflects Wells Real Estate Investment Trust's equity in income of the Wells XI-XII-REIT Joint Venture.